SECOND AMENDMENT TO YARN SUPPLY AGREEMENT

This Second Amendment to the Yarn Supply Agreement (this “Second Amendment”) is made as of the 21st day of October, 2011, by and between Parkdale Mills, Inc., a North Carolina corporation, and Parkdale America, LLC, a North Carolina limited liability company (collectively, “Parkdale”), and Delta Apparel, Inc., a Georgia corporation (“Delta”).

WHEREAS, Parkdale and Delta entered into that certain Yarn Supply Agreement dated as of January 5, 2005 with respect to the supply of yarn by Parkdale to Delta (the “Agreement”); and

WHEREAS, Parkdale and Delta desire to amend the Agreement as set forth in this Second Amendment;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Capitalized terms not otherwise defined in this Second Amendment shall have the meanings ascribed thereto in the Agreement;

2.    The Term of the Agreement is hereby extended until March 31, 2013.

3.    Effective as of January 1, 2012, Exhibit 1B shows the adjusted conversion prices for Open End and Air Jet spun yarns. Effective April 1, 2012, Exhibit 2B shows the adjusted conversion prices for the Ring Spun yarns. Exhibit C is unchanged.

4.    Except as expressly set forth in this Second Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Second Amendment and any of the terms and conditions of the Agreement, the terms and conditions of this Second Amendment shall control.

5.    This Second Amendment shall be governed and controlled as to validity, enforcement, interpretation, construction, and effect, and in all other respects, by the laws of the State of North Carolina, without regard to principles of conflict of law.

6.    This Second Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers as of the day and year first above written.

PARKDALE MILLS, INC.

By: /s/ Charles S. Heilig III
Name: Charles S. Heilig III
Title: Executive V.P.

PARKDALE AMERICA LLC

By: /s/ Charles S. Heilig III
Name: Charles S. Heilig III
Title: Executive V.P.

DELTA APPAREL, INC.

By: /s/ Robert W. Humphreys
Name: Robert W. Humphreys
Title: Chairman & CEO

Exhibit 1B
Effective January 1, 2012

Purchase Price of Yarn:

The purchase price for each pound of Yarn delivered shall be calculated in accordance with the following formula: Purchase Price = [(A + B) ÷ C] + D

Where:        A =     Cost Price
B =     Basis, as agreed upon by the parties from time to time
C =     1.00 - applicable waste factor set forth in the table below (in decimal format)
D =     Applicable conversion price set forth in the table below

Waste Factors and Conversion Prices

Conversion
Polyester / Cotton	Waste	$ per pound
8/1 50/50 (OES Backing)	*	*
10/1 50/50 (OES Backing)	*	*
12/1 50/50 (OES Backing)	*	*
15/1 50/50 (OES Backing)	*	*
14/1 50/50 (OES)	*	*
16/1 50/50(OES)	*	*
18/1 50/50(OES)	*	*
20/1 50/50(OES)	*	*
22/1 50/50(OES)	*	*
26/1 50/50 (OES)	*	*
Air Jet
12/1 100% AJ	*	*
18/1 100% AJ	*	*
20/1 100% AJ	*	*
20.5/1 100% AJ	*	*
22/1 100% AJ	*	*
16/1 50/50 AJ	*	*
26/1 50/50 AJ	*	*
27/1 50/50 AJ	*	*
28/1 50/50 AJ	*	*
100% Open End
14/1 100% KPOE	*	*
16/1 100% KPOE	*	*
17/1 100% KPOE	*	*
17.5/1 100% KPOE	*	*
18/1 100% KPOE	*	*
19/1 100% KPOE	*	*
20/1 100% KPOE Soft Spun	*	*
20/1 100% KPOE Style Spun	*	*
20/1 100% KPOE	*	*
22/1 100% KPOE	*	*
24/1 100% KPOE	*	*
26/1 100% KPOE	*	*
28/1 100% KPOE	*	*
30/1 100% KPOE	*	*

Open End Heather
14/1 90/10 KPOE	*	*
16/1 90/10 KPOE	*	*
17/1 90/10 KPOE	*	*
18/1 90/10 KPOE	*	*
20/1 90/10 KPOE	*	*
22/1 90/10 KPOE	*	*
24/1 90/10 KPOE	*	*
28/1 90/10 KPOE	*	*
30/1 90/10 KPOE	*	*
14/1 99/1 KPOE	*	*
16/1 99/1 KPOE	*	*
17/1 99/1 KPOE	*	*
18/1 99/1 KPOE	*	*
20/1 99/1 KPOE	*	*
22/1 99/1 KPOE	*	*
26/1 99/1 KPOE	*	*
30/1 99/1 KPOE	*	*
18/1 70/30 cotton/blk poly KPOE	*	*
Tri-Blend
14/1 50/40/10 Open End	*	*
16/1 50/40/10 Open End	*	*
18/1 50/40/10 Open End	*	*
20/1 50/40/10 Open End	*	*
22/1 50/40/10 Open End	*	*
26/1 50/40/10 Open End	*	*
14/1 50/49/1 Open End	*	*
16/1 50/49/1 Open End	*	*
18/1 50/49/1 Open End	*	*
20/1 50/49/1 Open End	*	*
22/1 50/49/1 Open End	*	*
26/1 50/49/1 Open End	*	*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the United States Securities and Exchange Commission.

Exhibit 2B
Effective April 1, 2012

Conversion Prices for Ring Spun Yarn

Ring Spun
16/1 100% KPRS	*	*
18/1 100% KPRS	*	*
20/1 100% KPRS	*	*
22/1 100% KPRS	*	*
26/1 100% KPRS	*	*
28/1 100% KPRS	*	*
16/1 100% CPRS	*	*
18/1 100% CPRS	*	*
20/1 100% CPRS	*	*
22/1 100% CPRS	*	*
24/1 100% CPRS	*	*
26/1 100% CPRS	*	*
30/1 100% CPRS	*	*
32/1 100% CPRS	*	*
36/1 100% CPRS	*	*
18/1 50/50 CPRS	*	*
20/1 50/50 CPRS	*	*
22/1 50/50 CPRS	*	*
24/1 50/50 CPRS	*	*
26/1 50/50 CPRS	*	*
30/1 50/50 CPRS	*	*
40/1 100% CPRS	*	*
Ring Spun Heather
16/1 90/10 KPRS	*	*
18/1 90/10 KPRS	*	*
19/1 90/10 KPRS	*	*
20/1 90/10 KPRS	*	*
22/1 90/10 KPRS	*	*
30/1 90/10 KPRS	*	*
18/1 90/10 CPRS	*	*
22/1 80/20 CPRS	*	*
30/1 80/20 CPRS	*	*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the United States Securities and Exchange Commission.

This Exhibit 1B and Exhibit 2B shall be amended from time to time to add basis, waste factors, and conversion prices per pound for Yarn Counts required by Delta or any of its Subsidiaries not set forth above, as agreed to by the parties in their reasonable discretion.

The Cost Price per pound shall be adjusted over the term of this Agreement as described on Exhibit C and shall be calculated for any given period based on the weighted average of cotton prices fixed for that period pursuant to Exhibit C. The Basis per pound shall be adjusted over the term of this Agreement on an annual basis on each anniversary date of the Agreement.

Cotton Prices:

Parkdale shall purchase cotton at prices determined by Delta in accordance with Exhibit C attached hereto.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the United States Securities and Exchange Commission.

Exhibit C

Cotton Pricing:

Parkdale is responsible for purchasing the cotton. Delta is responsible for fixing the cotton price in accordance with the existing yarn pricing formula in place with the Agreement and the following procedure:

For each period during the term of the Agreement, Delta shall prior to the respective dates set forth below (i) deliver fixation orders to Parkdale in writing for cotton at a price per pound or a range of acceptable prices per pound for the applicable NY futures cover month in multiples of 100 bales or (ii) transfer to a brokerage account of Parkdale an equivalent number of ICE cotton futures.

Schedule for Cotton Price Fixations

Months	Prices to be fixed no later than:	Cover Month
Jan, Feb, Mar	The latest business day closest to but not exceeding December 25th	March

Apr, May	The latest business day closest to but not exceeding March 25th	May

Jun, Jul	The latest business day closest to but not exceeding May 25th	July

Aug, Sep	The latest business day closest to but not exceeding July 25th	October

Oct, Nov, Dec	The latest business day closest to but not exceeding September 24th	December

In the event that the number of bales fixed for any pricing period exceeds the actual cotton content of the yarn delivered by Parkdale during such period, the excess cotton fixation will be rolled forward to the next period at the price for the current period and Delta shall reimburse Parkdale's carrying costs for the excess cotton fixation until such fixation is exhausted. Carrying costs are * per bale per month and shall accrue after two weeks of the following period (e.g. unused cotton on March 31st will be subject to carrying charges if still unused on April 14th. Accrued carrying costs shall be paid by Delta on a pricing period basis or upon demand by Parkdale.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the United States Securities and Exchange Commission.

In the event that the actual cotton content of the yarn delivered by Parkdale during such period exceeds the number of bales fixed for that period Delta may elect to cover the shortfall using the next period's fixations at the next period's price.

For example assume 8,000 bales are fixed for the second period basis May at 50 cents and 5,000 bales are fixed for the third period basis July at 52 cents. The actual cotton consumed for the second period is 10,000 bales. Delta may elect to utilize fixations for 2,000 bales from the third period at 52 cents. In this case, fixations for 2,000 bales would be rolled to the second period making the second period's price the average of .5040 (8,000 @ .5000 and 2,000 @ .5200). There would then be fixations for 3,000 bales remaining for the third period at .5200.

In the event that Delta fails to fix the price of cotton for any period prior to the respective date set forth above and Delta does not elect to roll fixations back, Parkdale shall have the right to fix the cotton price for that period. If Delta fails to fix the price of cotton for any period in quantities that are sufficient for Parkdale to fulfill the purchase orders for yarn issued by Delta for delivery during that period the applicable market price for such excess yarn shall be equal to the price fixed by Parkdale if Parkdale manufactures such excess yarn from cotton delivered to it pursuant to futures contracts, or Parkdale's cost to obtain cotton in the spot market if Parkdale manufactures such excess yarn from cotton purchased by it in the spot market.

The amount of cotton bales consumed in the period shall be based on invoice date and shall be derived using the following formula:

((Y x P) / (1-W))/500

Where:

Y = Pounds of Yarn
P = Percent of Cotton
W = Waste Factor in decimal format (for example: 5% would be
.05)

All fixation orders and executions must be promptly confirmed in writing by any of the respective representatives listed below or otherwise designated by written notice.

Individuals Responsible for Fixation Orders/Execution:

Delta     Parkdale

Will McGhee        Jim Martin
Gene Frye
Andy Warlick

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the United States Securities and Exchange Commission.